Exhibit 99.3

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SIXTH AMENDMENT (this “Amendment”), dated as of October 7, 2011, to the Amended and Restated Credit Agreement, dated as of April 9, 2008 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HUGHES TELEMATICS, INC., a Delaware corporation (“Borrower”), Networkfleet, Inc., a Delaware corporation (“Networkfleet”), HTI International, Inc. (“HTI International”), HTI IP, LLC (“HTI IP” and together with Networkfleet, HTI International, HTI IP and the Borrower, the “Credit Parties”), the lenders party thereto (the “Lenders”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and MORGAN STANLEY & CO. INCORPORATED, as collateral agent. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.
RECITALS
A.    Borrower, the Administrative Agent, the Lenders and other parties thereto are party to the Credit Agreement.
B.    Borrower has requested that certain amendments be made to the Credit Agreement as set forth herein.
C.    The Lenders signatory hereto have consented to this Amendment on the terms and subject to the conditions set forth herein.
D.    Certain financial institutions or entities set forth on Exhibit A hereto (the “Additional Lenders”) have consented to this Amendment on the terms and subject to the conditions set forth herein and on the Sixth Amendment Effective Date shall provide certain loans to the Borrower pursuant to the terms of this Amendment and be Lenders under the Credit Documents.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Amendments to Credit Agreement. As of the Sixth Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement shall be amended as set forth below:
(a)    Amendments to Section 1.01 – Defined Terms. Section 1.01 of the Credit Agreement is hereby amended by:
(i)    adding the following definitions to Section 1.01, which shall be inserted in the proper alphabetical order.
“Additional Lender” shall mean any Lender of an Additional Loan.
“Additional Loan” shall have the meaning provided in Section 2.01(d).

“Additional Loan Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule 1.01(c) directly below the column entitled “Additional Loan Commitments,” as the same may be terminated pursuant to Sections 3.02 or 9, as applicable.
“Additional Loan Commitment Agreement” shall mean an agreement, by the Additional Lender and agreed to by the Credit Parties, the Administrative Agent and the Collateral Agent, evidencing the Additional Lender’s Additional Loan Commitment.
“Additional Loan Maturity Date” shall mean March 31, 2013.
“Eligible Accounts” shall mean the Accounts (as defined in the Guarantee and Collateral Agreement) of the Borrower and its Subsidiaries owed by any of the entities listed in Schedule 1.01(d).
“Permitted Cure Security” shall mean any equity security of the Borrower having no mandatory redemption, repurchase, repayment or similar requirements prior to the date which occurs six calendar months after the Maturity Date and upon which all dividends or distributions, at the election of the Borrower, may be payable in additional shares of such equity security.
"Second Lien Lenders" means the Lenders (as defined in the Second Lien Credit Agreement dated as of December 17, 2009, among Borrower, Plase HT, LLC, as administrative agent and collateral agent and the other “Lenders” a party thereto).
“Sixth Amendment” shall mean that certain Sixth Amendment to Credit Agreement dated as of October 7, 2011.
“Sixth Amendment Effective Date” shall have the meaning set forth in the Sixth Amendment.
“Specified Equity Conversion” shall have the meaning set forth in Section 4.05.
"Specified Equity Issuance" means the issuance and sale of common stock of the Company for certain cash consideration pursuant to the Specified Stock Purchase Agreement.
“Specified Lender” means Plase HT, LLC.
“Specified Lender’s Outstanding Loans” means the outstanding principal amount and accrued and unpaid interest of the Loans existing immediately prior to the Sixth Amendment Effective Date in favor of the Specified Lender.
“Second Lien Outstanding Loans” means the outstanding principal amount and accrued and unpaid interest of the Loans (as defined in the Second Lien Credit Agreement dated as of December 17, 2009 (as amended, supplemented or otherwise modified from time to time), among Borrower, Plase HT, LLC, as administrative agent and collateral agent and the other “Lenders” a party thereto) existing immediately prior to the Sixth Amendment Effective Date.

"Specified Stock Purchase Agreement" means that certain Stock Purchase Agreement, dated on or about the Sixth Amendment Effective Date, by and among the Borrower and the purchasers set forth therein.
(ii)    adding the words “, the Additional Loan Commitment” after the words “Initial Loan Commitment” in the definition of “Commitment”;
(iii)    adding the words “, the Additional Loan Commitment Agreement” after the words “each other Security Document” in the definition of “Credit Documents”;
(iv)    replacing the word “and” after the words “Schedule 1.01(a)” with a comma and adding the words “and Schedule 1.01(c)” after the words “Schedule 1.01(b)” in the definition of “Lender”;
(v)    adding the words “, the Additional Loan” after the words “Initial Loan” in the definition of “Loan”;
(vi)    adding the words “, the Additional Loan Maturity Date” after the words “Initial Loan Maturity Date” in the definition of “Maturity Date”;
(vii)    replacing the first sentence of the definition of “Tranche” in its entirety with the following:
“Tranche” shall mean the respective facility and commitments utilized in making Loans hereunder, with there being one Tranche on the Closing Date and one Tranche on the Restatement Date, i.e., the Initial Loans and one Tranche on the Sixth Amendment Effective Date, i.e., the Additional Loans.
(b)    Amendment to Section 2.01 – The Commitments. Section 2.01 of the Credit Agreement is hereby amended by adding the following new subsection (d) immediately after subsection (c):
“(d)    Subject to and upon the terms and conditions set forth herein, each Lender with an Additional Loan Commitment severally agrees to make a term loan (each, an “Additional Loan” and, collectively, the “Additional Loans”) to the Borrower, which Additional Loans (i) shall be incurred pursuant to a single drawing on the Sixth Amendment Effective Date, (ii) shall be denominated in Dollars, (iii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that all Additional Loans comprising the same Borrowing shall at all times be of the same Type, and (iv) shall be made by each such Lender in that aggregate principal amount which does not exceed the Additional Loan Commitment of such Lender on the Sixth Amendment Effective Date. Once repaid, Additional Loans incurred hereunder may not be reborrowed.”
(c)    Amendment to Section 2.03 – Notice of Borrowing. Section 2.03 of the Credit Agreement is hereby amended by adding the words “, Additional Loans” after the words “Initial Loans” in clause (iii) thereof.
(d)    Amendment to Section 2.07 – Pro Rata Borrowings. Section 2.07 of the Credit Agreement is hereby amended by

(i)    adding the following sentence after the second sentence of subsection (a):
“All Additional Loans under this Agreement shall be incurred from the Lenders with an Additional Loan Commitment on the Sixth Amendment Effective Date pro rata on the basis of their Additional Loan Commitments at such time.”
(ii)    adding the following sentence after the first sentence of subsection (b):
“Notwithstanding anything to the contrary in this Agreement, the Lenders agree that immediately upon the making of the Additional Loans, (i) the Additional Lenders will be deemed to acquire a pro rata share based on their Commitments of the Closing Date Loans, the Restatement Date Loans and the Incremental Loans outstanding on the Sixth Amendment Effective Date (other than any interest (including any payment-in-kind interest) that has accrued hereunder from the Closing Date through the Sixth Amendment Effective Date which shall be for the sole account of the Closing Date Lenders, the Restatement Date Lenders and the Incremental Loan Lenders, as applicable), and (ii) the Closing Date Lenders, the Restatement Date Lenders and the Incremental Loan Lenders on the Sixth Amendment Effective Date will be deemed to acquire a pro rata share based on their Commitments on the Sixth Amendment Effective Date in respect of the Additional Loans.”
(e)    Amendment to Section 2.10 – Increased Costs, Illegality, etc. Section 2.10 of the Credit Agreement is hereby amended by adding the words “(or, in the case of any Additional Lender, the Sixth Amendment Effective Date)” after each time the words “Closing Date” appears therein.
(f)    Amendment to Section 3.02 – Mandatory Reduction of Commitments. Section 3.02 of the Credit Agreement is hereby amended by adding the following new subsection (c) after subsection (b):
“(c) In addition to any other mandatory commitment reductions pursuant to this Section 3.02, the Additional Loan Commitment (and the Additional Loan Commitment of each Lender) shall terminate in its entirety on the Sixth Amendment Effective Date (after giving effect to the incurrence of Additional Loans on such date).”
(i)    Amendment to Section 4.01 – Voluntary Prepayments. Section 4.01 of the Credit Agreement is hereby amended by adding the words “, Additional Loans” after the words “Initial Loans” in clause (a)(i) thereof.
(g)    Amendment to Section 4.02 – Mandatory Repayments. Section 4.02 of the Credit Agreement is hereby amended by deleting the word “or” at the end of clause (xi) in the parenthetical of clause (c) and replacing it with a comma, and adding the following at the end of such clause (xi):
“, (xii) the Specified Equity Conversion, (xiii) the Specified Equity Issuance or (xiv) any Permitted Cure Security”.
(h)    Amendment to Section 4 – Prepayments; Payments; Taxes. Section 4 of the Credit Agreement is hereby amended by adding the following new Section 4.05 at the end thereof:

“4.05    Specified Equity Conversion. On the Sixth Amendment Effective Date, the Borrower shall issue common stock of the Borrower to the Specified Lender and the Second Lien Lenders in exchange for the Specified Lender’s Outstanding Loans and the Second Lien Lenders’ Second Lien Outstanding Loans (such transaction, the “Specified Equity Conversion”) pursuant to the Specified Stock Purchase Agreement. Upon the consummation of the Specified Equity Conversion and the payment of the remaining balance of such Specified Lender’s Outstanding Loans and the Second Lien Lenders’ Outstanding Loans (which shall not be greater than $5 for each of the Second Lien Lenders and the Specified Lender), the Specified Lender’s Outstanding Loans and the Second Lien Outstanding Loans shall be deemed repaid in full and cancelled. Notwithstanding anything to the contrary in this Agreement or any other Credit Document, in no event shall the issuance of common stock or the Specified Lender’s or Second Lien Lender's receipt of such common stock or the remaining balance Specified Lender’s Outstanding Loans and the Second Lien Outstanding Loans pursuant to the Specified Equity Conversion be subject to any of the pro rata provisions of the Credit Documents.
(i)    Amendment to Section 5 – Conditions Precedent. Section 5 of the Credit Agreement is hereby amended by:
(i)    deleting the “and” immediately prior to clause (iii) of the introductory paragraph thereof and replacing it with a comma and adding the following new clause (iv) at the end of such clause (iii):
“and (iv) the obligation of each Additional Lender to make Additional Loans on the Sixth Amendment Effective Date is subject to the conditions set forth in Sections 5.14 and 5.15 (inclusive) and the conditions set forth in the Additional Loan Commitment Agreement, dated as of the Sixth Amendment Effective Date, by and among the Borrower, certain subsidiaries of the Borrower, the Additional Lender, the Administrative Agent and the Collateral Agent.”
(ii)    adding the words “the Sixth Amendment Effective Date,” after the words “the Restatement Date” in the final paragraph of Section 5.
(j)    Amendment to Section 7.01 – Information Covenants. Section 7.01 of the Credit Agreement is hereby amended by amending and restating clause (e) in its entirety as follows:
“(e)    Officer’s Certificates. (i) At the time of the delivery of the financial statements provided for in Sections 7.01(a) and (b), a compliance certificate from the chief financial officer of the Borrower in the form of Exhibit H (each, a “Compliance Certificate”) certifying on behalf of the Borrower that, to such officer’s knowledge after due inquiry, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof which certificate shall if delivered with the financial statements required by Section 7.01(b), also set forth in reasonable detail the amount of (and the calculations required to establish the amount of) Excess Cash Flow for the respective Excess Cash Flow Payment Period and the amount of any required offer under Section 4.02(g) in respect of such Excess Cash Flow Payment Period and (ii) within 10 days following the end of each fiscal month, a certificate from the chief financial officer of the Borrower setting forth in reasonable detail the calculation of the covenant set forth in Section 8.11(a).”

(k)    Amendment to Section 8.03 – Limitation on Restricted Payments. Section 8.03 of the Credit Agreement is hereby amended by adding the words “Equity Interests of the Borrower pursuant to the Specified Equity Conversion or” before the words “Permitted Refinancing Indebtedness” in subclause (b)(iii).
(l)    Amendment to Section 8 – Negative Covenants. Section 8 of the Credit Agreement is hereby amended by adding the following new Section 8.11 after Section 8.10:
“8.11    Minimum Liquidity.
(a)    Commencing on the first fiscal month following the Sixth Amendment Effective Date, the Borrower shall not have, at the end of each fiscal month, cash and Cash Equivalents in an amount less than $5,000,000 on a consolidated basis for the Borrower and its Restricted Subsidiaries.
(b)    Notwithstanding anything to the contrary in this Section 8.11 or in Section 9.03, in the event that the Borrower fails to comply with the requirement set forth in Section 8.11(a), the Borrower shall have the right to (i) until the end of the fiscal month subsequent to the fiscal month for which the requirement in Section 8.11(a) must be satisfied, (A) Dispose of any property (to the extent not prohibited under the Credit Documents) for cash or Cash Equivalents, (B) issue Permitted Cure Securities for cash or Cash Equivalents, or (C) otherwise receive cash or Cash Equivalent contributions to the capital of the Borrower and (ii) until the day that is the 10th day following the fiscal month for which the requirement in Section 8.11(a) must be satisfied, receive cash and Cash Equivalents from Eligible Accounts and, in each case, upon the receipt of such cash or Cash Equivalents, the covenant in Section 8.11(a) shall be recalculated, no later than the last day of such subsequent fiscal month, based on cash and Cash Equivalents raised pursuant to clauses (b)(i) and (b)(ii) and, if after giving effect to the foregoing recalculation in clauses (b)(i) and (b)(ii), the Borrower shall then be in compliance with the covenant in Section 8.11(a), the Borrower shall be deemed to have satisfied the requirement of Section 8.11(a) as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the breach or default of the covenant set forth in Section 8.11(a) shall be deemed not to have occurred.”
(m)    Amendment to Section 9.03 – Covenants. Section 9.03 is amended by adding the following parenthetical after the words “Section 8”:
“(provided that, with respect to Section 8.11, an Event of Default shall not have occurred until the Borrower shall have failed to cure the default in accordance with the terms set forth therein and in the time period set forth therein)”
(n)    Amendment to Section 11.06 – Payments Pro Rata. Section 11.06 of the Credit Agreement is hereby amended by:
(i)    adding the words “with respect to the Specified Equity Conversion and the payment of the remaining balance of the Specified Lender’s Outstanding Loans on the Sixth Amendment Effective Date” after the word “Except” in clause (a) thereof; and
(ii)    adding the words “(other than, with respect to the Specified Lender, the receipt by the Specified Lender of common stock of the Borrower pursuant to the Specified Equity

Conversion)” after the words “which is applicable to the payment of the principal of, or interest on, the Loans” in clause (b) thereof.
(o)    Amendment to Schedules.
(i)    The Credit Agreement is hereby amended by adding a new Schedule 1.01(c) – Additional Loan Commitments, as attached to this Amendment as Exhibit A.
(ii)    The Credit Agreement is hereby amended by adding a new Schedule 1.01(d) – Eligible Accounts, as attached to this Amendment as Exhibit B.
2.    Effectiveness of this Amendment. This Amendment shall become effective as of the date first above written (the “Sixth Amendment Effective Date”) when and only when the following conditions precedent have been satisfied:
(a)    Amendment. The Administrative Agent shall have received this Amendment duly executed and delivered by Borrower, the Required Lenders existing immediately prior to the Sixth Amendment Effective Date and the Specified Lender and acknowledged agreed to by the Additional Lender (as such term is defined in Section 1 hereto);
(b)    Costs and Expenses. The Borrower shall have paid all expenses required to be paid under Section 6 of this Amendment for which invoices have been presented (including the reasonable fees and expenses of legal counsel), in connection with this Amendment (or Borrower shall have made arrangements for the payment thereof satisfactory to the Administrative Agent);
(c)    Additional Lender Documentation. The Administrative Agent shall have received an agreement, substantially in the form of Exhibit C (the “Additional Loan Commitment Agreement”), from each Person providing Additional Loans (as such term is defined in Section 1 hereto);
(d)    Second Lien Credit Agreement. The Administrative Agent shall have received a copy of a fully executed pay-off letter with respect to the Second Lien Credit Agreement dated as of December 17, 2009, among Borrower, Plase HT, LLC, as administrative agent and collateral agent and the other “Lenders” a party thereto (the “Second Lien Credit Agreement”);
(e)    Additional Loans. The Borrower shall have satisfied the conditions set forth in Sections 5.14 and 5.15 of the Credit Agreement with respect to the Additional Loans (as such term is defined in Section 1 hereto) and the Borrower shall have received the Additional Loans contemporaneously with the Sixth Amendment Effective Date;
(f)    Specified Equity Conversion: The Borrower shall have consummated the Specified Equity Conversion (as such term is defined in Section 1 hereto); and
(g)    No Default. No Default or Event of Default shall have occurred and be continuing or will result from the execution, delivery or effectiveness of this Amendment.
3.    Representations and Warranties. Borrower represents and warrants as follows:
(a)    The Borrower is a duly organized and validly existing Business in good standing under the laws of the jurisdiction of its organization, (b) has the requisite Business power and authority to own its property and assets and to transact the business in which it is engaged and (c) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified or authorized which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. No certifications by any Governmental Authority are required for operation of the business of the Borrower that are not in place, except for such certifications or agreements, the absence of which would not reasonably be expected to have a Material Adverse Effect.
(b)    The Borrower has the Business power and authority to execute, deliver and perform the terms and provisions of the Amendment to which it is party and has taken all necessary Business action to authorize the execution, delivery and performance by it of the Amendment. The Borrower has duly executed and delivered the Amendment to which it is party, and such Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
(c)    Neither the execution, delivery by the Borrower of the Amendment or the performance by the Borrower of the Credit Agreement (as amended by the Amendment), nor compliance by it with the terms and provisions thereof, (a) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, except for any such contravention that would not reasonably be expected to have a Material Adverse Effect, (b) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of the Borrower or any of its Restricted Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which the Borrower or any of its Restricted Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject except for any such conflict that would not reasonably be expected to have a Material Adverse Effect, (c) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of the Borrower or any of its Subsidiaries or (d) will be subject to any limitation on right or approval from any Governmental Authority.
(d)    No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the Sixth Amendment Effective Date and which remain in full force and effect on the Sixth Amendment Effective Date), or exemption by, any Governmental Authority is required to be obtained or made by, or on behalf of, the Borrower to authorize, or is required to be obtained or made by, or on behalf of, the Borrower in connection with, (i) the execution, delivery and performance of this Amendment, or (ii) the legality, validity, binding effect or enforceability of the Amendment except where failure to obtain or make the same would not reasonably be expected to have a Material Adverse Effect.
(e)    No event has occurred and is continuing or will result from the execution and delivery of this Amendment that would constitute a Default or an Event of Default.
4.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
5.    WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT,

THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
6.    Expenses. Without limiting Borrower’s obligations under Section 11.01 of the Credit Agreement, Borrower hereby agrees to reimburse the Administrative Agent for reasonable and documented out-of-pocket expenses, including the reasonable fees and disbursements of counsel, incurred in connection with this Amendment. The provisions of Section 11.05 of the Credit Agreement is hereby incorporated by reference herein as if fully set forth and in full force and effect as if written in full herein.
7.    Post-Closing Covenant. No later than three Business Days following the Sixth Amendment Effective Date, the Borrower shall have paid for the account of each Lender existing immediately prior to the Sixth Amendment Effective Date that executes and delivers this Amendment and that certain fee letter, among the Borrower and the other Lenders consenting to this Amendment (the “Fee Letter”), in each case, on or before 3:00 p.m., New York City time, on October 7, 2011, the fee payable to such Lender set forth in the Fee Letter.
8.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed counterpart hereof by facsimile or electronic transmission shall be as effective as delivery of any original executed counterpart hereof.
9.    Reference to and Effect on the Credit Documents.
(a)    Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
(b)    Except as specifically amended above, the Credit Agreement and all other Credit Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Administrative Agent and the Lenders, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Agent or any other Lender under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.
(d)    To the extent that any terms and conditions in any of the Credit Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
10.    Consent of Lenders to this Amendment. By its signature below, such Lender (a) consents to the amendments to the Credit Agreement set forth herein, (b) notwithstanding anything to the contrary in the Credit Agreement, consents to the Specified Equity Conversion (as defined in Section 1 hereto), (c) consents to the repayment of the loans pursuant to the Specified Equity Conversion (as defined in Section 1 hereto), (c) consents to the repayment of the loans pursuant to the Specified Equity Conversion (as defined in Section 1 hereto) under the Second Lien Credit Agreement as set forth herein, and (d) acknowledges that the issuance of common stock or the Specified Lender's or Second Lien Lender's (as each such term is defined in Section 1 hereto) receipt of such common stock pursuant to the Specified Equity Conversion (as defined in Section 1 hereto) is not subject to any of the pro rata provisions of the Credit Documents.
11.    Reaffirmation. Each of the Credit Parties (i) hereby consents to the Sixth Amendment and the Additional Loan Commitment Agreement and the transactions contemplated thereby, (ii) hereby confirms its guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Credit Documents to which it is a party and (iii) agrees that notwithstanding the effectiveness of the Sixth Amendment and the Additional Loan Commitment Agreement and the consummation of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Credit Agreement (as amended by the Sixth Amendment). Each Credit Party further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by the Borrower with Section 7.12 of the Credit Agreement. Each of the Credit Parties party to each of the Credit Documents securing the Obligations of the Borrower hereby confirms and agrees that (i) the Additional Loans (as defined in Section 1 hereto) constitute Obligations under such documents and (ii) each of Closing Date Loans, Restatement Date Loans and Incremental Loans have constituted and continue to constitute Obligations under such documents.
12.    Integration. This Amendment, together with the other Credit Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
13.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.
HUGHES TELEMATICS INC.,
a Delaware corporation

By: /s/ Craig Kaufmann
Name: Craig Kaufmann
Title: Senior Vice President Finance and Treasurer

NETWORKFLEET, INC.
By: /s/ Craig Kaufmann
Name: Craig Kaufmann
Title: Treasurer

HTI IP, LLC
By: /s/ Craig Kaufmann
Name: Craig Kaufmann
Title: Treasurer

HTI INTERNATIONAL, INC.
By: /s/ Craig Kaufmann
Name: Craig Kaufmann
Title: Treasurer

CRS FUND, LTD.
as Lender
By:    Cyrus Capital Partners, L.P., as Investment     Manager
By:    Cyrus Capital Partners, GP, LLC, as General     Partner

By: /s/ David A. Milich
Name: David A. Milich
Title: COO

CYRUS OPPORTUNITIES MASTER FUND II, LTD.
as Lender
By:    Cyrus Capital Partners, L.P., as Investment     Manager
By:    Cyrus Capital Partners, GP, LLC, as General     Partner

By: /s/ David A. Milich
Name: David A. Milich
Title: COO

CYRUS SELECT OPPORTUNITIES MASTER FUND, LTD.
as Lender
By:    Cyrus Capital Partners, L.P., as Investment Manager
By:    Cyrus Capital Partners, GP, LLC, as General     Partner

By: /s/ David A. Milich
Name: David A. Milich
Title: COO

CRESENT 1, L.P.
as Lender
By:    Cyrus Capital Advisors, LLC, as General Partner

By: /s/ David A. Milich
Name: David A. Milich
Title: COO

GRANITE CREEK FLEXCAP I, L.P.
as Lender

By: /s/ Brian B. Boorstein
Name: Brian B. Boorstein
Title: Managing Member

PLASE HT, LLC
as Lender

By: /s/ Laurie Medley
Name: Laurie Medley
Title: Vice-President

MORGAN STANLEY SENIOR FUNDING, INC.
as Lender

By: /s/ Su Yeo
Name: Su Yeo
Title: Vice President

Accepted, Acknowledged and Agreed:

MORGAN STANLEY SENIOR FUNDING, INC.,
Individually and as Administrative Agent

By: /s/ Stephen B. King
Name: Stephen B. King
Title: Vice President

MORGAN STANLEY & CO. INCORPORATED,
as Collateral Agent

By: /s/ Stephen B. King
Name: Stephen B. King
Title: Executive Director

Barclays Bank PLC,
as Additional Lender

By: /s/ David Barton
Name: David Barton
Title: Director